SUBSEQUENT EVENTS SUBSEQUENT EVENTS	12 Months Ended
Jun. 24, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
SUBSEQUENT EVENTS
On June 25, 2015, we completed the acquisition of Pepper Dining Holding Corp. ("Pepper Dining"), a franchisee of 103 Chili’s® Grill & Bar restaurants primarily located in the Northeast and Southeast United States. The purchase price of $106.5 million was funded with availability under our existing credit facility. The results of operations of these restaurants will be included in our consolidated financial statements from the date of acquisition beginning in fiscal 2016. The acquired restaurants are expected to generate approximately $2.6 million of average annual revenue per restaurant in fiscal 2016 which will be partially offset by the loss of average annual royalty revenues of approximately $104,000 per restaurant. We are in the process of evaluating the fair value of the assets and liabilities acquired through internal studies and third-party valuations and expect to complete a preliminary purchase price allocation in the first quarter of fiscal 2016.
Subsequent to the end of the fiscal year, an additional $135.5 million was borrowed from the $750 million revolving credit facility primarily to fund the acquisition of Pepper Dining. Subsequent to the end of the fiscal year, we repurchased 766,000 shares for approximately $44.0 million as part of our share repurchase program. We also repurchased approximately 74,000 shares for $4.1 million to satisfy team member tax withholding obligations on the vesting of primarily performance shares.
On August 20, 2015, our Board of Directors declared a quarterly dividend of $0.32 per share effective with the September 2015 dividend. Our Board of Directors also authorized an additional $250 million in share repurchases, bringing the total authorization to $4,185 million.